UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):             October 14, 2005

BEACON ROOFING SUPPLY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50924	36-4173371
(Commission File Number)	(IRS Employer
Identification No.)
1 Lakeland Park Drive Peabody, MA	01960
(Address of Principal Executive Offices)	(Zip Code)

(877) 645-7663

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

                Beacon Roofing Supply, Inc. filed a Current Report on Form 8-K with the Securities and Exchange Commission on October 18, 2005, as first amended on December 8, 2005 (the “Prior 8-K”), relating to the completion of its acquisition of SDI Holding, Inc. (“Shelter”) that occurred on October 14, 2005.  The purpose of this Current Report on Form 8-K/A is to amend Section 9.01(a) of the Prior 8-K to file Shelter’s most recent unaudited interim consolidated financial statements consisting of its condensed balance sheets as of September 30, 2005 and September 30, 2004, condensed statements of operations for the three and nine months ended September 30, 2005 and September 30, 2004, condensed statements of cash flows for the nine months ended September 30, 2005 and September 30, 2004 and notes to the condensed financial statements.  The remainder of the information contained in the Prior 8-K is not hereby amended.

Item 9.01.              Financial Statements and Exhibits.

(a)           Financial statements of business acquired.

                SDI Holding, Inc. Unaudited Condensed Consolidated Balance Sheets as of September 30, 2005 and September 30, 2004

                SDI Holding, Inc. Unaudited Condensed Consolidated Statements of Operations for the Three Months Ended September 30, 2005 and September 30, 2004 and the Nine Months Ended September 30, 2005 and September 30, 2004

                SDI Holding, Inc. Unaudited Condensed Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2005 and the Nine Months Ended September 30, 2004

                Notes to SDI Holding, Inc. Unaudited Condensed Consolidated Financial Statements

(d)           Exhibits.

Exhibit Number	Description
99.4	SDI Holding, Inc. Unaudited Condensed Consolidated Balance Sheets as of September 30, 2005 and September 30, 2004

SDI Holding, Inc. Unaudited Condensed Consolidated Statements of Operations for the Three Months Ended September 30, 2005 and September 30, 2004 and the Nine Months Ended September 30, 2005 and September 30, 2004

SDI Holding, Inc. Unaudited Condensed Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2005 and the Nine Months Ended September 30, 2004

Notes to SDI Holding, Inc. Unaudited Condensed Consolidated Financial Statements

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON ROOFING SUPPLY, INC.

Date: December 30, 2005	By:	/s/ David R. Grace
David R. Grace
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.4	SDI Holding, Inc. Unaudited Condensed Consolidated Balance Sheets as of September 30, 2005 and September 30, 2004

SDI Holding, Inc. Unaudited Condensed Consolidated Statements of Operations for the Three Months Ended September 30, 2005 and September 30, 2004 and the Nine Months Ended September 30, 2005 and September 30, 2004

SDI Holding, Inc. Unaudited Condensed Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2005 and the Nine Months Ended September 30, 2004

Notes to SDI Holding, Inc. Unaudited Condensed Consolidated Financial Statements